UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08059

Cohen & Steers Global Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2012. The net asset values (NAV) per share at that date were $44.31, $44.28, $44.04 and $44.49 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2012	Year Ended December 31, 2012
Cohen & Steers Global Realty Shares—Class A	11.49%	25.56%
Cohen & Steers Global Realty Shares—Class B	11.08%	24.72%
Cohen & Steers Global Realty Shares—Class C	11.10%	24.74%
Cohen & Steers Global Realty Shares—Class I	11.67%	25.95%
FTSE EPRA/NAREIT Developed Real Estate Index—net[a]	11.25%	27.73%
S&P 500 Index[a]	5.95%	16.00%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income a  The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged portfolio of approximately 295 constituents from 20 countries and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

Global real estate securities had an exceptional year in 2012. Markets in Asia Pacific and Europe saw sharp reversals from their losses in the previous year, while the United States continued to produce strong total returns. The category significantly outperformed global equity markets, as demand for real estate improved despite relatively meager economic growth. The trend of easing monetary policy was particularly beneficial to real estate companies: declining interest rates helped drive property prices higher, while the low cost of capital reduced interest expense and made acquisitions more attractive. Commercial real estate also saw a significant influx of capital from investors seeking the stability of high-quality, income-generating assets.

The year started with a sharp rally amid encouraging U.S. economic data and expectations of policy easing in China. Europe also offered positive news, as government and central bank authorities negotiated a restructuring of Greece's debt and provided liquidity to the region's banks. Markets turned volatile in the second quarter due to uncertainty surrounding the fate of Europe's currency union, but recovered as European Union officials took steps to ease the strain on sovereign balance sheets. As the global economy continued to languish, central banks stepped up their efforts to stimulate growth through lower interest rates and quantitative easing measures. The rally continued into the fourth quarter, as signs of economic stabilization in China mitigated one of the key risks to global growth.

North America continued to produce strong returns

U.S. REITs (18.1% total returnb) marked their fourth consecutive year of solid returns, benefiting from modest demand growth met with scant new supply creation. As the Federal Reserve kept interest rates low and expanded the monetary base, REITs' funding costs declined across the quality spectrum, creating a generally favorable operating environment.

All U.S. property sectors had positive returns, led by industrial (31.3%), regional mall (28.2%) and shopping center (25.0%) owners. These sectors benefited from strong demand from retailers as consumer spending improved, aided by early signs of a recovery in the housing market. In contrast, the apartment sector (6.9%) underperformed after a strong run in recent years, as investors took profits in anticipation that an improving housing market could lessen the demand for rental units. Despite these concerns, operating fundamentals for apartments continued at a solid pace, as continued job growth and climbing rent and occupancy levels drove strong revenue growth.

The office sector (14.2%) was restrained by a softer demand outlook, particularly in Washington, D.C., and New York, which were overshadowed by uncertainty in the government and financial sectors, respectively. These worries also weighed on Vornado Realty Trust in the diversified property sector (12.2%), as the company owns offices in both markets.

b  U.S. country and sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Canada (16.8%c) exceeded its market-leading performance in 2011, helped by a relatively resilient economy and high relative dividend yields. However, concerns grew about its banking system amid fears of declining home prices and high consumer debt. The western provinces generally exhibited stronger demand across all property types due to the boom in natural resources.

Europe gained amid easing euro concerns

Within European markets, the U.K. (29.9%), France (36.0%) and Germany (38.8%) outperformed, due mostly to their better market liquidity and larger, higher-quality companies. Prime offices in London's West End and Paris's central business district saw strong tenant demand, which helped push rents to multi-year highs despite the broader economic gloom. Germany's residential sector was another area of impressive strength due to low unemployment, rising household formation and low relative rents. These companies also benefited from the growing demand for high-quality assets paying relatively high dividend yields.

Switzerland (13.0%) steadily underperformed throughout much of the year, as investors favored other markets with more attractive valuations. The Netherlands (8.9%) was also relatively subdued due to concerns about companies' exposure to southern Europe and secondary real estate. Scandinavian markets were somewhat more volatile from month to month, but ended with solid returns, as their economies were generally more resistant to the sovereign-debt crisis.

Asia Pacific rebounded as China's outlook improved

Coming into the year, fears of a sharp slowdown in China's economy weighed heavily on investor sentiment. But as the country's growth trends stabilized, markets throughout the region surged. In Hong Kong (43.4%), REITs benefited from investor demand for yield and expectations of improving office fundamentals. Among developers, valuations recovered from very depressed levels due to increased global liquidity, driven largely by the U.S. Federal Reserve's quantitative easing measures. Demand for residential properties was unrelenting, helping to drive earnings growth despite government efforts to restrain speculative home purchases.

Singapore (55.8%) also benefited from China's improving outlook. The country also saw its role grow as a financial hub, fueling demand for offices and industrial properties as foreign companies sought to grow their presence in the region. The recovery was most significant among development companies that demonstrated flexibility in adapting their businesses to shifts in government policy.

Japan (68.2%) led all developed property markets and dwarfed the returns of most other Japanese equities. Developers in particular benefited from growing political pressure for greater monetary and fiscal stimulus to deal with the country's persistent deflation problem. This movement culminated in a sweeping victory by the pro-business Liberal Democratic Party (LDP) in December, which was well-received by investors. J-REITs were a large part of the Bank of Japan's continuing asset purchase program, which provided further support to share prices.

c  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed Real Estate Index.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Australia (32.2%) had been more reluctant to lower interest rates than many other developed countries, but relented during the year amid concerns over global demand for raw materials and sluggish growth in consumer spending. The interest-rate cuts were seen as most likely to benefit residential companies. Owners of industrial properties did well, while the office sector largely underperformed.

Fund performance

The Fund had a positive return for the year, but underperformed its benchmark, due mostly to unfavorable stock selection in Hong Kong. While our Hong Kong allocation had a strong return in absolute terms, we did not have enough exposure to the best performers. In addition, our overweight in Sun Hung Kai Properties Ltd. (one of the world's largest real estate developers) hindered performance, as the shares were pressured after the company's co-chairmen were detained in March on suspicion of bribery. Other detractors included both stock selection and our underweights in Singapore and Australia.

Our underweight in Japan also hindered relative returns. However, the underweight provided a positive currency effect due to depreciation in the yen during the period. Our stock selection in the country also helped performance, as we generally favored developers over J-REITs. As a result, stock selection and currency factors more than offset the negative effect of our underweight. Our allocation to emerging markets, which are not included in the index, had a positive effect on absolute and relative returns, especially our positions in China and the Philippines.

Investment Outlook

Given the accommodative policies of nearly every central bank, along with what we expect to be modest expansion for the global economy, we believe real estate securities continue to offer potential for attractive total returns in 2013. We are finding opportunities in nearly every market, and continue to recommend a globally diversified approach to real estate allocations. Overall, we favor Asia Pacific based on relative value, while remaining more selective in North America.

We expect continued cash flow growth for U.S. REITs

U.S. REITs continue to exhibit strong access to capital, and have been using this access to issue equity and debt at historically low rates. We believe the combination of continued low financing costs and very limited new supply will enable companies to see continued cash flow growth, as long as the economy continues on its path of modest expansion.

With most U.S. REITs trading near parity to net asset values (NAV), our focus is on companies with valuations that, in our view, do not reflect their strong cash flow growth potential. Among property sectors, we continue to like Class A malls, self storage, well-positioned industrial assets and offices on the West Coast. We have also added incrementally to companies that we believe are likely to benefit from the housing recovery and potential cap-rate compression. Furthermore, we retain a favorable outlook on apartment REITs, as we believe new-home construction will not be strong enough to absorb the increasing demand for rental units, provided that job creation and household formation continue to improve.

Canada remains our largest underweight by country despite its relatively stable economy, as valuations appear full relative to our muted cash flow and dividend growth estimates. This view is based

COHEN & STEERS GLOBAL REALTY SHARES, INC.

on our expectation of slowing investment volumes, reduced leverage and payout ratios, diminishing benefits from refinancing activity and acceleration in new development.

Our focus in Europe remains on high-quality assets

Despite what is likely to be a very difficult economic climate in the coming year, we continue to find attractive opportunities in Europe, as valuations for many property companies remain at discounts to underlying NAVs. Furthermore, we believe interest rates are likely to stay at historically low levels for the foreseeable future and could go even lower with additional quantitative easing. On the other hand, real estate finance remains constrained, as most banks must reduce the size of their balance sheets and refinance sizeable debt maturities. We are also cognizant of further downside risks to economic growth.

Given this difficult environment, we continue to focus on companies that own high-quality real estate portfolios, as we expect the growing polarization between prime and secondary assets to be a meaningful driver in returns. From a regional perspective, we continue to favor prime office and retail assets in London, particularly in the West End, where rents are rising and supply is limited. We also like owners of high-quality pan-European retail portfolios. We continue to see opportunities in Scandinavia given its generally healthier economic growth, better fiscal outlook and more-active lending environment. Finally, we remain positive on the German residential market, as fundamentals continue to be very strong.

China recovery likely to drive Asia Pacific markets

While valuations are no longer at the extreme discounts seen at the end of 2011, we believe Asia Pacific (ex Japan) remains compelling, with little risk of a return to tighter policies, in our view, due to continued global economic uncertainty and generally modest inflation. We have become more positive on Japan, but we remain cautious on valuations following the recent run-up.

We believe Hong Kong office and retail landlords continue to offer some of the most attractive opportunities on a relative-value basis. We continue to see value in office landlords due to tight supply conditions, improving demand, reasonable valuations and the prospect of higher occupancy rates. Developers continue to face the risk of new residential policy tightening, but we expect the group to continue to benefit from strong sales activity and low, stable mortgage spreads. Growth in the retail sector has declined over the past year, but we believe improving conditions in China will help tourist spending recover.

In Singapore, we continue to focus on sectors such as offices and hotels. Office supply is expected to expand materially over the next few years, but strong demand from foreign tenants has absorbed much of the new supply, with rents significantly below comparable Hong Kong rates. We also like Singapore-based companies with meaningful operations in China.

We have become more positive on Australia due to the potential for further cuts in interest rates and improving growth in China. We also expect property values to see continued support from foreign capital seeking quality commercial assets in a relatively stable economy. We view residential companies as more attractive on a relative basis, as we believe they will eventually return to more-profitable development over the next few quarters.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Japan is likely to see GDP growth accelerate in the second half of 2013, in our view, driven by increased fiscal stimulus and quantitative easing. However, we believe any potential upside from this trend should be viewed with caution given the market's substantial gains over the past year. Our focus remains on the larger developers, which we believe are more likely to benefit from macroeconomic improvement. Demand for prime offices in Tokyo appears to be improving, and we are seeing more demand from institutional investors, which could drive a large increase in commercial real estate transactions this year, potentially boosting valuations.

Sincerely,

	MARTIN COHEN	ROBERT H. STEERS
	Co-chairman	Co-chairman

	JOSEPH M. HARVEY	JON CHEIGH
	Portfolio Manager	Portfolio Manager

	GERIOS J.M. ROVERS	LUKE SULLIVAN
	Portfolio Manager	Portfolio Manager

CHARLES J. MCKINLEY	ROGIER QUIRIJNS	WILLIAM LEUNG
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class B—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended December 31, 2012.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	19.91%[c]	19.72%[d]	23.74%[f]	—
1 Year (without sales charge)	25.56%	24.72%	24.74%	25.95%
5 Years (with sales charge)	0.02%[c]	–0.11%[e]	0.28%	—
5 Years (without sales charge)	0.94%	0.29%	0.28%	1.27%
10 Years (without sales charge)	—	—	—	10.54%
Since Inception[g] (with sales charge)	4.42%[c]	4.31%	4.32%	—
Since Inception[g] (without sales charge)	5.00%	4.31%	4.32%	8.95%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized expense ratio for each class of shares as disclosed in the May 1, 2012 prospectuses was as follows: Class A—1.57%; Class B and Class C—2.22% and Class I—1.24%.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  The linked benchmark is represented by the performance of the FTSE NAREIT Equity REIT Index from September 30, 2004 through September 30, 2007 for Class A, Class B and Class C shares and from December 31, 2002 through September 30, 2007 for Class I shares and the FTSE EPRA/NAREIT Developed Real Estate Index from October 1, 2007 through December 31, 2012. The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

c  Reflects a 4.50% front-end sales charge.

d  Reflects a contingent deferred sales charge of 5%.

e  Reflects a contingent deferred sales charge of 2%.

f  Reflects a contingent deferred sales charge of 1%.

g  Inception dates: September 30, 2004 for Class A, B, and C and May 8, 1997 for Class I.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012—December 31, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period[a] July 1, 2012– December 31, 2012
Class A
Actual (11.49% return)	$1,000.00	$1,114.90	$7.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.70	$7.51
Class B
Actual (11.08% return)	$1,000.00	$1,110.80	$11.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.38	$10.84
Class C
Actual (11.10% return)	$1,000.00	$1,111.00	$11.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.43	$10.79
Class I
Actual (11.67% return)	$1,000.00	$1,116.70	$6.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.20	$5.99

a  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratios of 1.48%, 2.14%, 2.13% and 1.18%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

COHEN & STEERS GLOBAL REALTY SHARES, INC.

December 31, 2012

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$25,223,101	5.7
Mitsubishi Estate Co., Ltd.	15,992,386	3.6
Sun Hung Kai Properties Ltd.	15,703,048	3.5
Westfield Group	12,811,356	2.9
Unibail-Rodamco	11,106,155	2.5
Hongkong Land Holdings Ltd. (USD)	10,974,276	2.5
Vornado Realty Trust	10,091,922	2.3
Ventas	10,057,488	2.3
Equity Residential	9,738,683	2.2
Prologis	8,673,381	2.0

Country Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2012

		Number of Shares	Value
COMMON STOCK	97.9%
AUSTRALIA	9.2%
REAL ESTATE
DIVERSIFIED	5.0%
BGP Holdings PLC (EUR)[a,b,c]		4,151,319	$0
Dexus Property Group[c]		4,186,409	4,446,399
Goodman Group[c]		724,795	3,302,562
GPT Group[c]		1,166,952	4,491,814
Mirvac Group[c]		3,417,013	5,317,690
Stockland[c]		1,229,141	4,544,769
			22,103,234
RETAIL	4.2%
Centro Retail Australia[c]		1,755,347	4,155,489
Charter Hall Retail REIT[c]		461,839	1,811,242
Westfield Group[c]		1,160,044	12,811,356
			18,778,087
TOTAL AUSTRALIA			40,881,321
BERMUDA	0.7%
REAL ESTATE—HOTEL
Orient-Express Hotels Ltd., Class A (USD)[b]		268,425	3,137,888
CANADA	3.1%
REAL ESTATE
OFFICE	1.6%
Brookfield Office Properties (USD)		430,349	7,320,236
RETAIL	1.5%
Primaris Retail REIT		85,958	2,324,591
RioCan REIT		149,839	4,151,566
			6,476,157
TOTAL CANADA			13,796,393
CHINA	0.3%
REAL ESTATE—DIVERSIFIED
Guangzhou R&F Properties Co., Ltd. Class H (HKD)[c]		706,000	1,196,533

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
FRANCE	3.7%
REAL ESTATE
DIVERSIFIED	0.1%
ICADE[c]		5,302	$473,374
RETAIL	3.6%
Klepierre[c]		122,580	4,899,432
Unibail-Rodamco[c]		45,798	11,106,155
			16,005,587
TOTAL FRANCE			16,478,961
GERMANY	0.7%
REAL ESTATE—RESIDENTIAL
Deutsche Wohnen AGc		165,814	3,078,340
HONG KONG	14.5%
REAL ESTATE
DIVERSIFIED	9.8%
Agile Property Holdings Ltd.[c]		1,497,000	2,149,199
Hang Lung Properties Ltd.[c]		1,191,007	4,793,107
Henderson Land Development Co., Ltd.[c]		596,000	4,266,886
Hysan Development Co., Ltd.[c]		865,464	4,214,255
New World Development Co., Ltd.[c]		675,000	1,070,421
Sino Land Co., Ltd.[c]		1,851,000	3,369,994
Sun Hung Kai Properties Ltd.[c]		1,031,912	15,703,048
Swire Properties Ltd.[c]		661,997	2,229,614
Wharf Holdings Ltd.[c]		708,624	5,652,196
			43,448,720
HOTEL	0.4%
Shangri-La Asia Ltd.[c]		844,000	1,700,179
OFFICE	2.5%
Hongkong Land Holdings Ltd. (USD)[c]		1,553,800	10,974,276
RESIDENTIAL	0.7%
Country Garden Holdings Co.[b,c]		5,862,501	3,132,108
RETAIL	1.1%
Link REIT[c]		941,500	4,721,222
TOTAL HONG KONG			63,976,505

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
JAPAN	9.3%
REAL ESTATE
DIVERSIFIED	7.4%
Activia Properties[c]		324	$2,031,671
Mitsubishi Estate Co., Ltd.[c]		668,000	15,992,386
Mitsui Fudosan Co., Ltd.[c]		284,117	6,950,375
NTT Urban Development Corp.[c]		973	943,741
Sumitomo Realty & Development Co., Ltd.[c]		134,000	4,464,057
Tokyo Tatemono Co., Ltd.[c]		462,477	2,382,239
			32,764,469
INDUSTRIALS	0.5%
GLP J-REIT[b]		2,760	2,108,986
OFFICE	0.6%
Japan Real Estate Investment Corp.[c]		284	2,798,006
RESIDENTIAL	0.4%
Advance Residence Investment[c]		883	1,809,859
RETAIL	0.4%
Japan Retail Fund Investment Corp.[c]		897	1,648,923
TOTAL JAPAN			41,130,243
NETHERLANDS	1.8%
REAL ESTATE—RETAIL
Corio NVc		120,720	5,535,751
Eurocommercial Properties NVc		57,956	2,329,488
			7,865,239
NORWAY	0.5%
REAL ESTATE—OFFICE
Norwegian Property ASA[c]		1,492,984	2,311,417
PHILIPPINES	0.9%
REAL ESTATE—RETAIL
SM Prime Holdings[c]		9,715,496	3,916,265
SINGAPORE	5.7%
REAL ESTATE
DIVERSIFIED	1.5%
Capitaland Ltd.[c]		2,187,000	6,731,826

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
HOTEL	1.1%
City Developments Ltd.[c]		459,000	$4,908,996
INDUSTRIALS	1.6%
Ascendas REIT[c]		440,000	861,045
Global Logistic Properties Ltd.[c]		2,561,000	5,922,857
			6,783,902
RETAIL	1.5%
CapitaMall Trust[c]		1,767,000	3,105,097
CapitaMalls Asia Ltd.[c]		1,450,000	2,335,299
Suntec Real Estate Investment Trust[c]		890,000	1,226,191
			6,666,587
TOTAL SINGAPORE			25,091,311
SWEDEN	0.6%
REAL ESTATE—OFFICE
Fabege ABc		282,906	2,868,363
SWITZERLAND	0.7%
REAL ESTATE—OFFICE
PSP Swiss Property AGb,c		34,135	3,230,846
UNITED KINGDOM	4.6%
REAL ESTATE
DIVERSIFIED	2.8%
Hammerson PLC[c]		559,297	4,484,846
Land Securities Group PLC[c]		582,505	7,771,205
			12,256,051
OFFICE	1.8%
Derwent London PLC[c]		149,726	5,181,973
Great Portland Estates PLC[c]		370,194	2,976,387
			8,158,360
TOTAL UNITED KINGDOM			20,414,411
UNITED STATES	41.6%
COMMUNICATIONS—TOWERS	0.8%
American Tower Corp.		42,348	3,272,230

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
REAL ESTATE	40.8%
DIVERSIFIED	3.5%
American Assets Trust		88,693	$2,477,196
Forest City Enterprises, Class Ab		173,656	2,804,544
Vornado Realty Trust		126,023	10,091,922
			15,373,662
HEALTH CARE	3.2%
HCP		95,156	4,299,148
Ventas		155,400	10,057,488
			14,356,636
HOTEL	1.8%
Hersha Hospitality Trust		443,745	2,218,725
Hyatt Hotels Corp., Class Ab		103,131	3,977,763
Strategic Hotels & Resorts Worldwide[b]		309,516	1,980,902
			8,177,390
INDUSTRIALS	3.0%
DCT Industrial Trust		668,276	4,337,111
First Potomac Realty Trust		22,065	272,724
Prologis		237,692	8,673,381
			13,283,216
OFFICE	6.3%
CommonWealth REIT		162,119	2,567,965
Corporate Office Properties Trust		171,598	4,286,518
Douglas Emmett		131,981	3,075,157
Highwoods Properties		127,614	4,268,688
Liberty Property Trust		80,667	2,885,459
Mack-Cali Realty Corp.		114,193	2,981,579
SL Green Realty Corp.		56,765	4,351,037
Washington REIT		138,536	3,622,717
			28,039,120

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
RESIDENTIAL	8.5%
APARTMENT	7.9%
Apartment Investment & Management Co.		228,512	$6,183,535
BRE Properties		34,656	1,761,564
Colonial Properties Trust		133,589	2,854,797
Education Realty Trust		184,643	1,964,601
Equity Residential		171,849	9,738,683
Home Properties		56,348	3,454,696
Mid-America Apartment Communities		51,004	3,302,509
UDR		234,013	5,564,829
			34,825,214
MANUFACTURED HOME	0.6%
Equity Lifestyle Properties		42,145	2,835,937
TOTAL RESIDENTIAL			37,661,151
SELF STORAGE	3.3%
CubeSmart		207,923	3,029,438
Extra Space Storage		113,719	4,138,235
Public Storage		50,171	7,272,788
			14,440,461
SHOPPING CENTERS	10.1%
COMMUNITY CENTER	3.4%
DDR Corp.		419,338	6,566,833
Kimco Realty Corp.		253,100	4,889,892
Regency Centers Corp.		61,178	2,882,707
Tanger Factory Outlet Centers		22,519	770,150
			15,109,582
REGIONAL MALL	6.7%
General Growth Properties		215,048	4,268,703
Simon Property Group		159,549	25,223,101
			29,491,804
TOTAL SHOPPING CENTERS			44,601,386

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
SPECIALTY	1.1%
Digital Realty Trust		31,574	$2,143,559
DuPont Fabros Technology		110,338	2,665,766
			4,809,325
TOTAL REAL ESTATE			180,742,347
TOTAL UNITED STATES			184,014,577
TOTAL COMMON STOCK (Identified cost—$346,811,259)			433,388,613
SHORT-TERM INVESTMENTS	1.6%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[d]		3,600,027	3,600,027
Federated Government Obligations Fund, 0.01%[d]		3,600,038	3,600,038
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$7,200,065)			7,200,065
TOTAL INVESTMENTS (Identified cost—$354,011,324)	99.5%		440,588,678
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5		2,053,492
NET ASSETS	100.0%		$442,642,170

Glossary of Portfolio Abbreviations

EUR  Euro Currency

HKD  Hong Kong Dollar

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.0% of the net assets of the Fund.

b  Non-income producing security.

c  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 52.0% of the net assets of the Fund, all of which have been fair valued pursuant to foreign equity fair value pricing procedures approved by the Board of Directors.

d  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Sector Summary	% of Net Assets
Diversified	30.4
Retail	15.0
Office	14.6
Residential	10.3
Shopping Centers	10.1
Industrials	5.1
Hotel	4.0
Self Storage	3.3
Health Care	3.2
Other	2.1
Specialty	1.1
Towers	0.8
100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments in securities, at value (Identified cost—$354,011,324)	$440,588,678
Cash	13,394
Foreign currency, at value (Identified cost—$24,379)	24,384
Receivable for:
Investment securities sold	1,814,873
Fund shares sold	1,629,356
Dividends	1,205,262
Other assets	12,372
Total Assets	445,288,319
LIABILITIES:
Payable for:
Investment securities purchased	1,204,026
Fund shares redeemed	813,571
Investment advisory fees	330,489
Shareholder servicing fees	30,346
Distribution fees	9,880
Administration fees	7,344
Directors' fees	524
Other liabilities	249,969
Total Liabilities	2,646,149
NET ASSETS	$442,642,170
NET ASSETS consist of:
Paid-in capital	$461,238,080
Dividends in excess of net investment income	(10,417,315)
Accumulated net realized loss	(94,752,253)
Net unrealized appreciation	86,573,658
$442,642,170

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2012

CLASS A SHARES:
NET ASSETS	$121,056,190
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,732,203
Net asset value and redemption price per share	$44.31
Maximum offering price per share ($44.31 ÷ 0.955)[a]	$46.40
CLASS B SHARES:
NET ASSETS	$607,404
Shares issued and outstanding ($0.001 par value common stock outstanding)	13,717
Net asset value and offering price per share[b]	$44.28
CLASS C SHARES:
NET ASSETS	$79,974,650
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,815,843
Net asset value and offering price per share[b]	$44.04
CLASS I SHARES:
NET ASSETS	$241,003,926
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,417,643
Net asset value, offering and redemption price per share	$44.49

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

Investment Income:
Dividend income (net of $708,560 of foreign withholding tax)	$10,987,350
Expenses:
Investment advisory fees	3,662,819
Distribution fees—Class A	305,756
Distribution fees—Class B	6,452
Distribution fees—Class C	532,244
Shareholder servicing fees—Class A	122,303
Shareholder servicing fees—Class B	2,151
Shareholder servicing fees—Class C	177,415
Shareholder servicing fees—Class I	75,238
Custodian fees and expenses	276,942
Administration fees	217,212
Transfer agent fees and expenses	190,091
Professional fees	136,460
Registration and filing fees	90,414
Shareholder reporting expenses	71,010
Directors' fees and expenses	28,119
Line of credit fees	7,982
Miscellaneous	36,914
Total Expenses	5,939,522
Net Investment Income	5,047,828
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of $8,521 of foreign capital gains tax)	31,166,082
Foreign currency transactions	(142,044)
Net realized gain	31,024,038
Net change in unrealized appreciation (depreciation) on:
Investments	56,604,497
Foreign currency translations	(7,167)
Net change in unrealized appreciation	56,597,330
Net realized and unrealized gain	87,621,368
Net Increase in Net Assets Resulting from Operations	$92,669,196

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
From Operations:
Net investment income	$5,047,828	$5,122,949
Net realized gain (loss)	31,024,038	(12,591,949)
Net change in unrealized appreciation (depreciation)	56,597,330	(39,262,431)
Net increase (decrease) in net assets resulting from operations	92,669,196	(46,731,431)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,220,653)	(1,385,387)
Class B	(20,756)	(2,162)
Class C	(2,286,236)	(189,782)
Class I	(8,844,074)	(2,196,249)
Tax return of capital:
Class A	—	(453,670)
Class B	—	(3,442)
Class C	—	(189,712)
Class I	—	(509,214)
Total dividends and distributions to shareholders	(15,371,719)	(4,929,618)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(6,686,454)	27,143,636
Total increase (decrease) in net assets	70,611,023	(24,517,413)
Net Assets:
Beginning of year	372,031,147	396,548,560
End of year[a]	$442,642,170	$372,031,147

a  Includes dividends in excess of net investment income of $10,417,315 and $5,716,084, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$36.58	$40.79	$36.11	$27.87	$50.32
Income from investment operations:
Net investment income[a]	0.49	0.44	0.59 [b]	0.52	0.73
Net realized and unrealized gain (loss)	8.78	(4.24)	5.48	9.75	(22.18)
Total from investment operations	9.27	(3.80)	6.07	10.27	(21.45)
Less dividends and distributions to shareholders from:
Net investment income	(1.54)	(0.30)	(1.40)	(2.01)	(0.77)
Tax return of capital	—	(0.11)	—	(0.04)	(0.25)
Total dividends and distributions to shareholders	(1.54)	(0.41)	(1.40)	(2.05)	(1.02)
Redemption fees retained by the Fund	—	0.00 [c]	0.01	0.02	0.02
Net increase (decrease) in net asset value	7.73	(4.21)	4.68	8.24	(22.45)
Net asset value, end of year	$44.31	$36.58	$40.79	$36.11	$27.87
Total investment return[d,e]	25.56%	–9.42%	17.19%	37.45%	–42.79%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$121.1	$122.8	$172.6	$121.4	$49.7
Ratio of expenses to average daily net assets (before expense reduction)	1.51%[f]	1.57%[f]	1.56%[f]	1.86%[f]	1.72%
Ratio of expenses to average daily net assets (net of expense reduction)	1.51%[f]	1.57%[f]	1.56%[f]	1.65%[f]	1.64%
Ratio of net investment income to average daily net assets (before expense reduction)	1.18%[f]	1.10%[f]	1.58%[f]	1.51%	1.62%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.18%[f]	1.10%[f]	1.58%[f]	1.70%	1.71%
Portfolio turnover rate	101%	105%	110%	170%	127%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$36.53	$40.76	$36.06	$27.82	$50.12
Income from investment operations:
Net investment income[a]	0.21	0.18	0.30 [b]	0.35	0.42
Net realized and unrealized gain (loss)	8.76	(4.24)	5.53	9.69	(22.02)
Total from investment operations	8.97	(4.06)	5.83	10.04	(21.60)
Less dividends and distributions to shareholders from:
Net investment income	(1.22)	(0.06)	(1.14)	(1.78)	(0.47)
Tax return of capital	—	(0.11)	—	(0.04)	(0.25)
Total dividends and distributions to shareholders	(1.22)	(0.17)	(1.14)	(1.82)	(0.72)
Redemption fees retained by the Fund	—	0.00 [c]	0.01	0.02	0.02
Net increase (decrease) in net asset value	7.75	(4.23)	4.70	8.24	(22.30)
Net asset value, end of year	$44.28	$36.53	$40.76	$36.06	$27.82
Total investment return[d,e]	24.72%	–10.02%	16.43%	36.58%	–43.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.6	$0.9	$1.6	$1.8	$1.9
Ratio of expenses to average daily net assets (before expense reduction)	2.16%[f]	2.22%[f]	2.21%[f]	2.51%[f]	2.37%
Ratio of expenses to average daily net assets (net of expense reduction)	2.16%[f]	2.22%[f]	2.21%[f]	2.30%[f]	2.28%
Ratio of net investment income to average daily net assets (before expense reduction)	0.52%[f]	0.43%[f]	0.82%[f]	0.95%	0.90%
Ratio of net investment income to average daily net assets (net of expense reduction)	0.52%[f]	0.43%[f]	0.82%[f]	1.19%	0.99%
Portfolio turnover rate	101%	105%	110%	170%	127%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$36.39	$40.64	$35.98	$27.79	$50.14
Income from investment operations:
Net investment income[a]	0.22	0.19	0.33 [b]	0.34	0.46
Net realized and unrealized gain (loss)	8.72	(4.23)	5.49	9.67	(22.07)
Total from investment operations	8.94	(4.04)	5.82	10.01	(21.61)
Less dividends and distributions to shareholders from:
Net investment income	(1.29)	(0.10)	(1.17)	(1.80)	(0.51)
Tax return of capital	—	(0.11)	—	(0.04)	(0.25)
Total dividends and distributions to shareholders	(1.29)	(0.21)	(1.17)	(1.84)	(0.76)
Redemption fees retained by the Fund	—	0.00 [c]	0.01	0.02	0.02
Net increase (decrease) in net asset value	7.65	(4.25)	4.66	8.19	(22.35)
Net asset value, end of year	$44.04	$36.39	$40.64	$35.98	$27.79
Total investment return[d,e]	24.74%	–10.02%	16.46%	36.52%	–43.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$80.0	$63.4	$66.7	$48.1	$39.7
Ratio of expenses to average daily net assets (before expense reduction)	2.16%[f]	2.22%[f]	2.21%[f]	2.51%[f]	2.38%
Ratio of expenses to average daily net assets (net of expense reduction)	2.16%[f]	2.22%[f]	2.21%[f]	2.30%[f]	2.28%
Ratio of net investment income to average daily net assets (before expense reduction)	0.54%[f]	0.49%[f]	0.87%[f]	0.93%	1.01%
Ratio of net investment income to average daily net assets (net of expense reduction)	0.54%[f]	0.49%[f]	0.87%[f]	1.16%	1.10%
Portfolio turnover rate	101%	105%	110%	170%	127%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$36.73	$40.96	$36.26	$27.98	$50.54
Income from investment operations:
Net investment income[a]	0.62	0.60	0.71 [b]	0.65	0.92
Net realized and unrealized gain (loss)	8.82	(4.27)	5.51	9.75	(22.34)
Total from investment operations	9.44	(3.67)	6.22	10.40	(21.42)
Less dividends and distributions to shareholders from:
Net investment income	(1.68)	(0.45)	(1.53)	(2.10)	(0.91)
Tax return of capital	—	(0.11)	—	(0.04)	(0.25)
Total dividends and distributions to shareholders	(1.68)	(0.56)	(1.53)	(2.14)	(1.16)
Redemption fees retained by the Fund	—	0.00 [c]	0.01	0.02	0.02
Net increase (decrease) in net asset value	7.76	(4.23)	4.70	8.28	(22.56)
Net asset value, end of year	$44.49	$36.73	$40.96	$36.26	$27.98
Total investment return[e]	25.95%	–9.11%[d]	17.61%[d]	37.82%	–42.60%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$241.0	$184.9	$155.7	$69.5	$41.6
Ratio of expenses to average daily net assets (before expense reduction)	1.20%[f]	1.22%[f]	1.21%[f]	1.51%[f]	1.41%
Ratio of expenses to average daily net assets (net of expense reduction)	1.20%[f]	1.22%[f]	1.21%[f]	1.30%[f]	1.29%
Ratio of net investment income to average daily net assets (before expense reduction)	1.51%[f]	1.52%[f]	1.88%[f]	1.93%	2.13%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.51%[f]	1.52%[f]	1.88%[f]	2.14%	2.25%
Portfolio turnover rate	101%	105%	110%	170%	127%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  The net asset value (NAV) disclosed in the December 31, 2010 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on December 31, 2010. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on December 31, 2010.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

the disclosure hierarchy. As of December 31, 2012, there were $157,651,991 of securities transferred between Level 1 and Level 2, which resulted from foreign equity fair value pricing procedures utilized by the Fund as of December 31, 2012.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Bermuda	$3,137,888	$3,137,888	$—	$—
Common Stock—Canada	13,796,393	13,796,393	—	—
Common Stock—Japan	41,130,243	2,108,986	39,021,257	—
Common Stock—United States	184,014,577	184,014,577	—	—
Common Stock—Other Countries	191,309,512	—	191,309,512	—	[a]
Money Market Funds	7,200,065	—	7,200,065	—
Total Investments[b]	$440,588,678	$203,057,844	$237,530,834	$—

a  BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2012, no additional

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.90% of the average daily net assets of the Fund.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively, the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the advisor (not the Fund) pays the subadvisors. The advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily net assets managed by the advisor and each subadvisor. On December 11, 2012, the Board of Directors of the Fund approved the termination of the subadvisory agreement with Cohen & Steers Europe S.A. effective December 31, 2012.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the year ended December 31, 2012, the Fund paid the advisor $81,396 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class B and Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge ("CDSC") on Class B shares. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2012 , the Fund has been advised that the distributor received $10,553 in sales commissions from the sale of Class A shares and $494 and $8,514 of CDSC relating to redemptions of Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on Class B and Class C

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

shares are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor which was reimbursed by the Fund, in the amount of $5,603 for the year ended December 31, 2012.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2012, totaled $405,684,955 and $421,357,493, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2012	2011
Ordinary income	$15,371,719	$3,773,580
Tax return of capital	—	1,156,038
Total dividends and distributions	$15,371,719	$4,929,618

As of December 31, 2012, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$383,675,301
Gross unrealized appreciation	$59,221,007
Gross unrealized depreciation	(2,307,630)
Net unrealized appreciation	$56,913,377
Undistributed ordinary income	$905,875

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2012, the Fund had a net capital loss carryforward of $76,808,468 which may be used to offset future capital gains. These losses are a short-term capital loss carryover, of which $41,974,808 will expire on December 31, 2016 and $34,833,660 will expire on December 31, 2017.

During the year ended December 31, 2012, the Fund utilized net capital loss carryforwards of $17,067,582.

As of December 31, 2012, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized appreciation on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies and prior year REIT distribution adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $37,626, accumulated net realized loss was charged $5,585,034 and dividends in excess of net investment income was credited $5,622,660. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 50 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
CLASS A:
Sold	594,975	$24,342,062	1,684,192	$68,475,975
Issued as reinvestment of dividends and distributions	82,751	3,507,778	37,312	1,538,270
Redeemed	(1,302,103)	(53,130,282)	(2,595,457)	(100,324,206)
Redemption fees retained by the Fund[a]	—	—	—	6,543
Net decrease	(624,377)	$(25,280,442)	(873,953)	$(30,303,418)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
CLASS B:
Sold	56	$2,358	769	$32,338
Issued as reinvestment of dividends and distributions	397	16,872	97	4,088
Redeemed	(11,668)	(489,328)	(16,167)	(660,104)
Redemption fees retained by the Fund[a]	—	—	—	59
Net decrease	(11,215)	$(470,098)	(15,301)	$(623,619)
CLASS C:
Sold	402,454	$16,642,909	624,076	$25,297,145
Issued as reinvestment of dividends and distributions	32,972	1,393,594	5,296	223,853
Redeemed	(362,324)	(14,846,204)	(527,563)	(20,622,717)
Redemption fees retained by the Fund[a]	—	—	—	2,499
Net increase	73,102	$3,190,299	101,809	$4,900,780
CLASS I:
Sold	2,254,617	$93,047,305	3,440,938	$137,329,314
Issued as reinvestment of dividends and distributions	154,405	6,564,987	45,746	1,840,873
Redeemed	(2,025,966)	(83,738,505)	(2,251,802)	(86,006,329)
Redemption fees retained by the Fund[a]	—	—	—	6,035
Net increase	383,056	$15,873,787	1,234,882	$53,169,893

a  A 2% redemption fee, paid directly to the Fund, was charged on shares sold within 60 days of the time of purchase. Effective March 1, 2011, the Fund no longer charges redemption fees.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 25, 2013. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

portion of the credit agreement. For the period January 1, 2012 through January 27, 2012, the commitment fee was 0.125% per annum on the Fund's proportionate share of the unused portion of the credit agreement. Effective January 25, 2013, the credit agreement was renewed under similar terms and expires January 24, 2014.

During the year ended December 31, 2012, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update No. 2011-11, "Balance Sheet (Topic 210)—Disclosures about Offsetting Assets and Liabilities requirements in U.S. GAAP and IFRSs" ("ASU 2011-11"). ASU 2011-11 requires additional disclosures on financial instruments and derivative instruments that are either offset in accordance with existing accounting guidance or are subject to an enforceable master netting arrangement or similar agreement. The new requirements do not change the accounting guidance on netting, but rather enhance the disclosures to more clearly show the impact of netting arrangements on a company's financial position.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-11 is effective for fiscal years and interim periods beginning after January 1, 2013.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Shares, Inc. (the "Fund") at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 20, 2013

COHEN & STEERS GLOBAL REALTY SHARES, INC.

TAX INFORMATION—2012 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $2,942,564.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $587,736. The Fund generated net foreign source income of $8,112,097 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]
Robert H. Steers Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Martin Cohen Age: 64	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Disinterested Directors
Michael G. Clark Age: 47	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	June 2011 to present

  (table continued on next page)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 70	Director	Until next election of directors	Consultant. Board Member, DC Public Library Foundation since 2012; Board Member, United States Department of Defense Business Board since 2010; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	20	2001 to present
George Grossman Age: 59	Director	Until next election of directors	Attorney-at-law	20	1993 to present
Richard E. Kroon Age: 70	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	20	2004 to present

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 69	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				20	2001 to present
Frank K. Ross Age: 69	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	20	2004 to present

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 66	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	20	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 48	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 49	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
Jon Cheigh Age: 40	Vice President	Executive Vice President (since 2012). Prior to that, Senior Vice President of the Advisor.	Since 2007
Francis C. Poli Age: 50	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 46	Treasurer and Chief Financial Officer

Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006.

Since 2006
Lisa D. Phelan Age: 44	Chief Compliance Officer

Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international non-U.S. real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging markets real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred securities

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by BlackRock Investments, LLC

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Jon Cheigh
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
800-437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CSFAX
B—CSFBX
C—CSFCX
I—CSSPX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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CSFAXAR

Annual Report December 31, 2012

Cohen & Steers Global Realty Shares

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, each are an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2012	2011
Audit Fees	$48,410	$47,000
Audit-Related Fees	$0	$0
Tax Fees	$6,200	$6,000
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)                No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2012	2011

Registrant	$6,200	$6,000
Investment Advisor	$15,000	$20,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By:	s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 1, 2013